Exhibit 10.1


                       FIRST AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT


         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 5, 2004 (the "Amendment Date"), is made by and between Friedman's, Inc., a Delaware corporation, each of its Subsidiaries party hereto, Bank of America, N.A., as Collateral Agent, Bank of America, N.A., as Revolving Agent, Jewelry Investors II, L.L.C., as Term Agent, and each of the lending institutions party hereto as Lenders.


                                   RECITALS:

         A. The Credit Parties, the Lenders, the Revolving Agent, the Term Agent, and the Collateral Agent have entered into the Second Amended and Restated Credit Agreement dated as of September 7, 2004 (as such agreement may be amended, restated, or otherwise modified from time to time, the "Credit Agreement").

         B. The Credit Parties have requested that the Lenders and the Agents amend the Credit Agreement in certain respects, and the Lenders and the Agents are willing to agree to the Credit Parties' request, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Initially capitalized terms used in this Amendment (including in the Recitals), to the extent not otherwise defined herein, have the same meanings as in the Credit Agreement, as amended hereby.

                                  ARTICLE 2

                                  Amendments

         Section 2.1 New Definition. A new definition of "Section 5.2 Notice" is hereby added to Section 1.1 of the Credit Agreement in alphabetical order to read as follows:

         "'Section 5.2 Notice' has the meaning specified in Section 4.14(b)."

         Section 2.2 Amendment to Section 2.3(f). The first sentence of
Section 2.3(f) is hereby amended and restated to read in its entirety as follows:

         "Each Revolving Lender, with respect to the Existing Letters of Credit, hereby purchases a participation interest in such Existing Letters of Credit, and each Revolving Lender that has not as of the fourth Business Day prior to the issuance of a Letter of Credit delivered to the Revolving Agent and each other Revolving Lender a
         Section 5.2 Notice, with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to such Lender's pro rata share of the obligations under such Letter of Credit (based on the Revolving Commitment Percentages of such Lender) and absolutely, unconditionally, and irrevocably assumes, as primary obligor and not as surety, and becomes obligated to pay to the Issuing Lender therefor and discharge when due, such Lender's pro rata share of the obligations arising under such Letter of Credit."

         Section 2.3 Amendment to Section 4.7(a)(ii). Clause (A) of Section 4.7(a)(ii) is hereby amended and restated to read in its entirety as follows:

         "(A) following the date that is six months after the first Anniversary Date, the Term Loans may be prepaid in whole (but not in part) at a price of 102% of the outstanding principal amount of the Term Loans, together with any interest accrued thereon, any fees payable to the Term Agent or the Term Lenders, and all other Term Obligations; and"

         Section 2.4 Amendment to Section 4.7(b)(ii). Section 4.7(b)(ii) of the Credit Agreement is hereby amended to add the following at the end thereof:

         "If any payment of the Term Loans is required to made pursuant to this Section 4.7(b)(ii) on any date following the date hereof to and including the second Anniversary Date, such payment shall be treated as if it were a voluntary prepayment under Section 4.7(a)(ii)(A)."

         Section 2.5 Amendment to Section 4.7(b)(iii). Section 4.7(b)(iii) of the Credit Agreement is hereby amended to add the following at the end thereof:

         "If any payment of the Term Loans is required to made pursuant to this Section 4.7(b)(iii) on any date following the date hereof to and including the second Anniversary Date, such payment shall be treated as if it were a voluntary prepayment under Section 4.7(a)(ii)(A)."

         Section 2.6 Amendment to Section 4.14(b). Section 4.14(b) is hereby amended and restated to read in its entirety as follows:

         "Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, during the existence of an Event of Default, all amounts collected or received on or in respect of the Total Obligations (including proceeds of the Collateral) shall be paid over or delivered as follows, but in no event in a manner inconsistent with the provisions of Section 11.1;

                           FIRST, to the payment of all reasonable
                  out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of the Collateral Agent actually incurred in connection with enforcing the rights and remedies of the Agents and the Lenders under the Credit Documents (including without limitation, exercising rights and remedies in respect of the Collateral) and any protective advances (including any Discretionary Over-Advances) made with respect thereto, excluding any of the foregoing solely relating to Bank Products;

                           SECOND, to payment of any out-of-pocket fees and
                  expenses (including without limitation, fees and expenses owing pursuant to Section 13.5(a)) owed to the Collateral Agent, the Revolving Agent, the Term Agent, and the Lenders (in such order) under the Credit Documents and not paid pursuant to clause "FIRST" preceding, excluding any of the foregoing solely relating to Bank Products;

                           THIRD, to the payment of all accrued interest and
                  fees on or in respect of the Revolving Obligations;

                           FOURTH, to the payment of all accrued interest and
                  fees on or in respect of the Term Obligations;

                           FIFTH, to the payment of the outstanding principal
                  amount of the Revolving Obligations (including the payment or cash collateralization of the outstanding LOC Obligations), but excluding amounts falling under clause "SIXTH" below;

                           SIXTH, in the event that any Revolving Lender has
                  given Revolving Agent at least 48 hours prior written notice that it will no longer fund pursuant to Section 5.2 (a "Section 5.2 Notice"), to the payment of the outstanding principal amount of the Revolving Loans and LOC Obligations (including cash collateralization thereof) in respect of Revolving Loans and Letters of Credit made or issued by another Revolving Lender after receipt of such Section 5.2 Notice;

                           SEVENTH, to the payment of all amounts due with
                  respect to Bank Products;

                           EIGHTH, to the payment of all other Revolving
                  Obligations hereunder and other obligations which shall have become due and payable under the Credit Documents otherwise and not repaid pursuant to clauses "FIRST" through "THIRD", "FIFTH", "SIXTH", and "SEVENTH" preceding;

                           NINTH, to the payment of all accrued interest and
                  fees in respect of the Term Obligations that have not been paid pursuant to clause "FOURTH" preceding by reason of the provisions of Article 11;

                           TENTH, to the payment of the outstanding principal
                  amount of the Term Obligations;

                           ELEVENTH, to the payment of all other Term
                  Obligations hereunder and other obligations which shall have become due and payable under the Credit Documents otherwise and not repaid pursuant to clauses "FIRST", "SECOND", "FOURTH", "NINTH" and "TENTH" preceding; and

                           TWELFTH, to the payment of the surplus, if any, to
                  whomever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category, (ii) except as otherwise provided in this Agreement, the Lenders shall receive amounts ratably in accordance with their respective pro rata shares (based on the proportion that the then outstanding Term Obligations or Revolving Obligations, as the case may be, held by such Lenders bears to the aggregate amount of Term Obligations or Revolving Obligations, as the case may be, then outstanding) of amounts available to be applied pursuant to clauses "THIRD", "FIFTH", "SIXTH", "SEVENTH" and "EIGHTH" preceding, with respect to the Revolving Obligations, and clauses "FOURTH", "NINTH", "TENTH", and "ELEVENTH" with respect to the Term Obligations, and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" or "SIXTH", as the case may be, preceding are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations in the manner specified above."

         Section 2.7 Amendment to Section 7.11(c)(i). Section 7.11(c)(i) is hereby amended by replacing the Tier I Consolidated EBITDA requirement for the Fiscal Period ending October 30,2004, with "($6,000,000)" and by replacing the Tier I Consolidated EBITDA requirement for the Fiscal Period ending November 27,2004, with "($8,500,000)".

         Section 2.8 Amendment to Section 7.11(d)(i). Section 7.11(d)(i) is hereby amended by replacing the Tier I minimum ratio of Accounts Payable to inventory requirement for the Fiscal Period ending October 30,2004, with "39.0%".

         Section 2.9 Amendment to Section 7.11(d)(ii). Section 7.11(d)(ii) is hereby amended by replacing the Tier II minimum ratio of Accounts Payable to inventory requirement for the Fiscal Period ending October 30,2004, with "39.0%".

         Section 2.10 Amendment to Section 10.17(a)(iv). Section 10.17(a)(iv) is hereby amended and restated to read in its entirety as follows:

         "(iv) Between Settlement Dates, to the extent no Discretionary Over-Advances are outstanding, the Revolving Agent may pay over to Bank of America any payments received by the Revolving Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to Bank of America's Revolving Loans (other than to Non-Ratable Loans or Discretionary Over-Advances in which a Revolving Lender has not yet funded its purchase of a participation pursuant to clause (ii) preceding), as provided for in the previous sentence, Bank of America shall pay to the Revolving Agent for the accounts of the Revolving Lenders, the amount necessary to allocate payments among the Revolving Lenders pursuant to Section 4.11(a) or Section 4.14(b), as the case may be. During the period between Settlement Dates, Bank of America (with respect to Non-Ratable Loans), the Revolving Agent (with respect to Discretionary Over-Advances), and each Revolving Lender (with respect to the Revolving Loans other than Non-Ratable Loans and Discretionary Over-Advances), shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by Bank of America, the Revolving Agent, and the other Revolving Lenders."

         Section 2.11 Amendment to Postclosing Agreement. Section 1(e) of the Postclosing Agreement dated as of even date with the Credit Agreement is hereby amended by replacing "Within 45 days of the Agreement Date" to read "On or before January 31, 2005".

                                  ARTICLE 3

                                Amendment Fees

         Section 3.1 Revolving Lenders' Amendment Fee. The Credit Parties agree to pay to the Collateral Agent, for the account of the Revolving Lenders in accordance with their respective Revolving Commitment Percentages, an amendment fee (the "Revolving Lenders' Amendment Fee") in the amount of $67,500.00, which Revolving Lenders' Amendment Fee shall be fully earned, due, and payable on the date of this Amendment.

         Section 3.2 Term Lenders' Amendment Fee. The Credit Parties agree to pay to the Collateral Agent, for the account of the Term Lenders in accordance with their respective pro rata shares of the Term Loan, an amendment fee (the "Term Lenders' Amendment Fee") in the amount of $135,000.00, which Term Lenders' Amendment Fee shall be fully earned, due, and payable on the date of this Amendment.

         Section 3.3 Acknowledgment. The Credit Parties agree and acknowledge that: (i) the Revolving Lenders' Amendment Fee and the Term Lenders' Amendment Fee are being paid, the ability to make voluntary prepayments of the Terms Loans under Section 4.7(a)(ii) is being deferred, the provisions of Section 4.7(b) are being corrected to reflect the parties' original intent and certain other modifications to the Credit Agreement requested by the Lenders are being made under this Amendment in consideration of, among other things, the agreement of the Lenders to amend and modify certain provisions of the Credit Agreement as requested by the Credit Parties; (ii) but for such provisions being amended at the request of the Credit Parties, the Lenders would not have entered into the Credit Agreement; and (iii) the Lenders are under no obligation to amend or modify such provisions. Accordingly, the Credit Parties agree and acknowledge that they are receiving new valuable consideration under this Amendment for the payment of the Revolving Lenders' Amendment Fee and the Term Lenders' Amendment Fee and the modifications to the Credit Agreement under this Amendment requested by the Lenders.

                                  ARTICLE 4

                                 Miscellaneous

         Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (b) Each of the parties hereto shall have delivered to the Collateral Agent an executed original of this Amendment; and

                  (c) The Credit Parties shall have paid to the Collateral Agent all fees and previously invoiced and reasonable costs and expenses owed to each of the Agents and the Lenders arising in connection with the Credit Agreement and this Amendment including, but not limited to, the Revolving Lenders' Amendment Fee and the Term Lenders' Amendment Fee set forth in Article 3 of this Amendment.

         Section 4.2 Acknowledgment of the Credit Parties. Each Credit Party hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Credit Party with all of the provisions of this Amendment: (a) are within the powers and purposes of such Credit Party;
(b) have been duly authorized or approved by such Credit Party; and (c) when executed and delivered by or on behalf of such Credit Party will constitute valid and binding obligations of such Credit Party, enforceable in accordance with their terms. The Borrowers reaffirm their obligation to pay all amounts due to the Agents or the Lenders under the Credit Documents in accordance with the terms thereof, as modified hereby.

         Section 4.3 Retroactive Effect. The amendments set forth in Sections 2.7, 2.8, and 2.9 of this Amendment have retroactive effect to October 29, 2004, and the Credit Agreement will be deemed amended pursuant to such Sections of this Amendment as of such date.

         Section 4.4 Credit Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Credit Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Subject to the terms of this Amendment, any lien and/or security interest granted to the Collateral Agent, for the benefit of the Agents and the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Total Obligations.

         Section 4.5 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Credit Parties, the Agents, the Lenders, and their respective successors and assigns.

         Section 4.6 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 4.7 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENTS OR LENDERS TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT, DUTY, OR CONDITION SET FORTH IN THE CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER CREDIT DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.

         Section 4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

         Section 4.9 Expenses of Agents and Lenders. The Borrowers agree to pay on demand: (a) all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Amendment and the other Credit Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Agents' and Lenders' legal counsel; and (b) all reasonable costs and expenses reasonably incurred by the Agents and Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agents' and Lender's legal counsel and the reasonable costs and fees associated with any environmental due diligence conducted in relation hereto.

         Section 4.10 Choice of Law; Jury Trial Waiver. This Amendment is governed by the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.

         Section 4.11 Release.

         (a) EACH CREDIT PARTY REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR DEFENSES OR COUNTERCLAIMS TO, ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT OR ANY OF THE CREDIT DOCUMENTS, NOR ANY CAUSES OF ACTION ARISING THEREFROM. TO INDUCE THE AGENTS AND THE LENDERS TO ENTER INTO THIS AMENDMENT EACH CREDIT PARTY WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, COUNTERCLAIMS, OR CAUSES OF ACTION WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF AND RELATING TO THE CREDIT DOCUMENTS OR THIS AMENDMENT. EACH CREDIT PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, OFFSETS, DEFENSES, COUNTERCLAIMS, OR CAUSES OF ACTION, AND AGREES THAT THIS AMENDMENT AND THE PRECEDING RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

         Section 4.12 Total Agreement. This Amendment, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Amendment Date specified in the introductory paragraph hereof.


                                        CREDIT PARTIES:

                                        FRIEDMAN'S INC.


                                        By:  /s/ C. Steven Moore
                                             ---------------------------------
                                        Name:   C. Steven Moore
                                        Title:  Corp. Secretary


                                        FRIEDMAN'S FLORIDA PARTNERSHIP

                                        By:   Friedman's Management Corp., its
                                              Managing Partner


                                              By:  /s/ C. Steven Moore
                                                   ---------------------------
                                              Name:  C. Steven Moore
                                              Title: Corp. Secretary


                                        FI STORES LIMITED PARTNERSHIP

                                        By:   Friedman's Inc., its general
                                              partner


                                              By: /s/ C. Steven Moore
                                                  ----------------------------
                                              Name:  C. Steven Moore
                                              Title: Corp. Secretary


                                        FRIEDMAN'S HOLDING CORP.


                                        By: /s/ C. Steven Moore
                                            ----------------------------------
                                        Name:   C. Steven Moore
                                        Title:  Corp. Secretary


                                        FRIEDMAN'S MANAGEMENT CORP.


                                        By: /s/ C. Steven Moore
                                            ---------------------------------
                                        Name:  C. Steven Moore
                                        Title: Corp. Secretary


                                        FCJV HOLDING CORP.


                                        By: /s/ C. Steven Moore
                                            ---------------------------------
                                        Name:  C. Steven Moore
                                        Title: Corp. Secretary


                                        FCJV, L.P.

                                        By:  FCJV Holding Corp.,
                                             its general partner


                                             By:  /s/ C. Steven Moore
                                                  ---------------------------
                                             Name:  C. Steven Moore
                                             Title: Corp. Secretary


                                        FRIEDMAN'S INVESTMENTS LLC

                                        By:  Friedman's Inc.,
                                             its managing member


                                             By: /s/ C. Steven Moore
                                                 -----------------------------
                                             Name:  C. Steven Moore
                                             Title: Corp. Secretary


                                        FRIEDMAN'S BENEFICIARY INC.


                                        By: /s/ C. Steven Moore
                                            ---------------------------------
                                        Name:  C. Steven Moore
                                        Title: Corp. Secretary


                                        AGENTS:

                                        BANK OF AMERICA, N.A., as Collateral
                                        Agent


                                        By:  /s/ Robert Mostert
                                             -------------------------------
                                        Name:  Robert Mostert
                                        Title: Vice President


                                        BANK OF AMERICA, N.A., as Revolving
                                        Agent


                                        By:  /s/ Robert Mostert
                                             ------------------------------
                                        Name:  Robert Mostert
                                        Title: Vice President


                                        JEWELRY INVESTORS II, L.L.C., as
                                        Term Agent

                                        By FARALLON CAPITAL MANAGEMENT,  L.L.C.,
                                           its manager


                                           By:   /s/ Derek Schrier
                                                 ----------------------------
                                           Name:  Derek Schrier
                                           Title: Managing Member


                                        LENDERS:

                                        BANK OF AMERICA, N.A.


                                        By:  /s/ Robert Mostert
                                             -------------------------------
                                        Name:   Robert Mostert
                                        Title:  Vice President


                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ Rebecca Martin
                                            --------------------------------
                                        Name:   Rebecca Martin
                                        Title:  Vice President


                                        JEWELRY INVESTORS II, L.L.C.


                                        By FARALLON CAPITAL  MANAGEMENT  L.L.C.,
                                           its manager


                                           By: /s/ Derek Schrier
                                               -------------------------------
                                           Name:  Derek Schrier
                                           Title: Managing Member